Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Friday, October 18, 2019

Tompkins Financial Corporation Reports Third Quarter Earnings

ITHACA, NY - Tompkins Financial Corporation (NYSE American: TMP)

Tompkins Financial Corporation reported diluted earnings per share of $1.34 for the third quarter of 2019, down 1.5% from the $1.36 per share reported for the same quarter last year. Net income was $20.2 million for the third quarter of 2019, down from the $20.9 million reported for the same period in 2018.

For the year-to-date period ended September 30, 2019, diluted earnings per share were $3.97, down 3.6% from the $4.12 per share reported for the same period in 2018. Year-to-date net income was $60.6 million for the period ended September 30, 2019, a decrease of $2.8 million from the same period in 2018.

President and CEO, Stephen S. Romaine said “Despite earnings being down slightly from the prior year, the quarter saw improvement over the second quarter of 2019 in terms of net interest margin, returns on equity and diluted earnings per share. Solid growth in deposits and reduced borrowing costs contributed to the overall improvement from the second quarter, as did higher revenue from insurance and wealth management businesses.”

SELECTED HIGHLIGHTS FOR THE THIRD QUARTER:

•	Total loans of $4.9 billion were up 1.1% over total loans at September 30, 2018
•	Total deposits of $5.4 billion reflect an increase of 6.9% over the same period last year
•	Net interest margin was 3.43% for the third quarter of 2019, up from 3.34% for the second quarter of 2019, and up from 3.35% for the same quarter last year

•	Return on average equity was 12.15% for the third quarter of 2019, up from 11.96% for the second quarter of 2019, and down from 13.89% for the same quarter last year

NET INTEREST INCOME

Net interest income was relatively flat compared to the same quarter and year-to-date periods in 2018. Third quarter 2019 net interest income was $53.2 million, unchanged from the same quarter last year. Net interest income for the third quarter reflected an increase over the second quarter of 2019, driven largely by lower funding costs, which benefited from lower market interest rates, the paydown of borrowings, and growth in noninterest-bearing deposits. The net interest margin for the third quarter of 2019 was 3.43%, compared to 3.34% for the second quarter of 2019, and 3.35% reported for the third quarter of 2018.

Year-to-date net interest income of $157.4 million was down compared to the $158.6 million reported for the same period last year. Year-to-date yield on interest-earning assets of 4.21% in 2019 was up from 3.96% for the same period last year. Average loans were up $75.9 million, or 1.6% in the first nine months of 2019, compared to the same period in 2018. Average total deposits were up $169.0 million, or 3.5% in the first nine months of 2019, versus the same period in 2018. Average noninterest-bearing deposits for the first nine months of 2019 were up $14.2 million or 1.0% compared to the same period in 2018. The average rate paid on interest-bearing deposits increased 42 basis points in the first nine months of 2019, compared to the same period in 2018.

NONINTEREST INCOME

Noninterest income for the third quarter of 2019 was up 5.0% compared to the same period last year. Noninterest income represented 26.7% of total revenues in the first nine months of 2019, compared to 26.6% in the same period in 2018. Fee income associated with insurance, wealth management, deposit services, and card services were all up over the same quarter last year, with a combined increase of $903,000, or 5.5%.

NONINTEREST EXPENSE

Noninterest expense was $45.7 million for the third quarter of 2019, up $522,000, or 1.2%, over the third quarter of 2018. For the year-to-date period, noninterest expense was $135.9 million, up $2.1 million, or 1.6%, from the same period in 2018. The increase in noninterest expense for both the third quarter and year-to-date periods reflects normal annual increases in salaries and wages. Current quarter other operating expense was reduced by deposit insurance credits received from the FDIC, which included $1.2 million that were applied during the third quarter of 2019.

INCOME TAX EXPENSE

The Company's effective tax rate was 21.3% in the third quarter of 2019, compared to 20.6% for the same period in 2018.

ASSET QUALITY

Asset quality trends remained strong in the third quarter of 2019, despite an increase in nonperforming assets during the third quarter of 2019. Nonperforming assets represented 0.47% of total assets at September 30, 2019, compared to 0.42% at December 31, 2018, and 0.39% at September 30, 2018. Nonperforming asset levels remain below the most recent Federal Reserve Board Peer Group Average1 of 0.60%.

Provision for loan and lease losses was $1.3 million for the third quarter of 2019, compared to $272,000 for the third quarter of 2018. Net charge-offs for the third quarter of 2019 were $739,000 compared to $139,000 reported in the third quarter of 2018.

The Company’s allowance for originated loan and lease losses totaled $41.2 million at September 30, 2019, and represented 0.89% of total originated loans and leases at September 30, 2019, up from 0.88% for the most recent prior quarter, and down from 0.91% at September 30, 2018. The total allowance represented 137.46% of total nonperforming loans and leases at September 30, 2019, compared to 163.25% at December 31, 2018, and 169.00% at September 30, 2018.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of Tier 1 capital to average assets was 9.43% at September 30, 2019, improved from 9.25% reported for the quarter ended June 30, 2019, and 8.89% reported for September 30, 2018.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

 "Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

The statements made herein shall not confer upon any person any rights or remedies of any nature, and shall not be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement, nor to alter any existing at-will employment relationship between the Company and its employees.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION
(In thousands, except share and per share data)	As of	As of
ASSETS	09/30/2019	12/31/2018

Cash and noninterest bearing balances due from banks	$124,939	$78,524
Interest bearing balances due from banks	2,488	1,865
Cash and Cash Equivalents	127,427	80,389

Available-for-sale securities, at fair value (amortized cost of $1,140,086 at September 30, 2019 and $1,363,902 at December 31, 2018)	1,142,452	1,332,658
Held-to-maturity securities, at amortized cost (fair value of $142,583 at September 30, 2019 and $139,377 at December 31, 2018)	138,657	140,579
Equity securities, at fair value (amortized cost $1,000 at September 30, 2019 and $1,000 at December 31, 2018)	917	887
Originated loans and leases, net of unearned income and deferred costs and fees	4,628,616	4,568,741
Acquired loans	228,457	265,198
Less: Allowance for loan and lease losses	41,371	43,410
Net Loans and Leases	4,815,702	4,790,529

Federal Home Loan Bank and other stock	24,881	52,262
Bank premises and equipment, net	94,861	97,202
Corporate owned life insurance	82,516	81,928
Goodwill	92,447	92,283
Other intangible assets, net	6,647	7,628
Accrued interest and other assets	101,475	82,091
Total Assets	$6,627,982	$6,758,436
LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	3,165,622	2,853,190
Time	701,444	637,295
Noninterest bearing	1,502,924	1,398,474
Total Deposits	5,369,990	4,888,959

Federal funds purchased and securities sold under agreements to repurchase	50,541	81,842
Other borrowings	429,000	1,076,075
Trust preferred debentures	16,992	16,863
Other liabilities	101,594	73,826
Total Liabilities	$5,968,117	$6,137,565
EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 15,011,660 at September 30, 2019; and 15,348,287 at December 31, 2018	1,501	1,535
Additional paid-in capital	341,654	366,595
Retained earnings	357,165	319,396
Accumulated other comprehensive loss	(36,851)	(63,165)
Treasury stock, at cost – 121,880 shares at September 30, 2019, and 122,227 shares at December 31, 2018	(5,111)	(4,902)
Total Tompkins Financial Corporation Shareholders’ Equity	658,358	619,459

Noncontrolling interests	1,507	1,412
Total Equity	$659,865	$620,871
Total Liabilities and Equity	$6,627,982	$6,758,436

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data) (Unaudited)	Three Months Ended		Nine Months Ended
	09/30/2019	09/30/2018	09/30/2019	09/30/2018
INTEREST AND DIVIDEND INCOME
Loans	$57,621	$54,769	$169,685	$158,419
Due from banks	11	8	31	22
Available-for-sale securities	6,511	7,448	22,055	22,821
Held-to-maturity securities	862	860	2,583	2,572
Federal Home Loan Bank and other stock	770	899	2,442	2,433
Total Interest and Dividend Income	65,775	63,984	196,796	186,267
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	823	563	2,184	1,088
Other deposits	7,582	3,830	20,409	9,699
Federal funds purchased and securities sold under agreements to repurchase	34	35	110	115
Trust preferred debentures	317	318	974	904
Other borrowings	3,862	6,075	15,731	15,897
Total Interest Expense	12,619	10,821	39,408	27,703
Net Interest Income	53,156	53,163	157,388	158,564
Less: Provision for loan and lease losses	1,320	272	2,366	1,884
Net Interest Income After Provision for Loan and Lease Losses	51,836	52,891	155,022	156,680
NONINTEREST INCOME
Insurance commissions and fees	8,517	7,903	24,314	22,684
Investment services income	4,175	4,097	12,166	12,365
Service charges on deposit accounts	2,191	2,088	6,210	6,300
Card services income	2,550	2,442	8,090	7,209
Other income	1,963	2,057	6,247	8,743
Net gain on securities transactions	138	16	434	290
Total Noninterest Income	19,534	18,603	57,461	57,591
NONINTEREST EXPENSE
Salaries and wages	22,960	22,029	66,149	64,404
Other employee benefits	5,821	5,300	17,094	15,859
Net occupancy expense of premises	3,236	3,057	10,095	9,873
Furniture and fixture expense	1,919	1,814	5,894	5,461
Amortization of intangible assets	421	440	1,251	1,334
Other operating expense	11,298	12,493	35,451	36,908
Total Noninterest Expenses	45,655	45,133	135,934	133,839
Income Before Income Tax Expense	25,715	26,361	76,549	80,432
Income Tax Expense	5,478	5,427	15,816	16,939
Net Income Attributable to Noncontrolling Interests and Tompkins Financial Corporation	20,237	20,934	60,733	63,493
Less: Net Income Attributable to Noncontrolling Interests	31	32	95	96
Net Income Attributable to Tompkins Financial Corporation	$20,206	$20,902	$60,638	$63,397
Basic Earnings Per Share	$1.34	$1.37	$3.99	$4.15
Diluted Earnings Per Share	$1.34	$1.36	$3.97	$4.12

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			YTD Period Ended			YTD Period Ended
	September 30, 2019			September 30, 2019			September 30, 2018
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/ Rate	(YTD)	Interest	Yield/ Rate	(YTD)	Interest	Yield/ Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,908	$11	1.50%	$2,460	$31	1.68%	$2,121	$22	1.39%
Securities (4)
U.S. Government securities	1,219,318	6,822	2.22%	1,338,807	22,990	2.30%	1,438,322	23,763	2.21%
State and municipal (5)	91,675	639	2.76%	93,131	1,903	2.73%	97,556	1,898	2.60%
Other securities (5)	3,419	39	4.52%	3,417	120	4.70%	3,516	113	4.30%
Total securities	1,314,412	7,500	2.26%	1,435,355	25,013	2.33%	1,539,394	25,774	2.24%
FHLBNY and FRB stock	33,359	770	9.16%	42,634	2,442	7.66%	52,802	2,433	6.16%

Total loans and leases, net of unearned income (5)(6)	4,852,399	57,904	4.73%	4,816,140	170,540	4.73%	4,740,257	159,398	4.50%
Total interest-earning assets	6,203,078	66,185	4.23%	6,296,589	198,026	4.21%	6,334,574	187,627	3.96%

Other assets	418,334			405,358			351,949

Total assets	$6,621,412			$6,701,947			$6,686,523
LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings & money market	$2,998,574	5,423	0.72%	$2,962,236	14,865	0.67%	$2,806,119	6,118	0.29%
Time deposits	694,822	2,982	1.70%	670,570	7,728	1.54%	671,888	4,669	0.93%
Total interest-bearing deposits	3,693,396	8,405	0.90%	3,632,806	22,593	0.83%	3,478,007	10,787	0.41%

Federal funds purchased & securities sold under
agreements to repurchase	57,607	34	0.23%	61,482	110	0.24%	62,956	115	0.24%
Other borrowings	647,112	3,862	2.37%	861,930	15,731	2.44%	1,113,120	15,897	1.91%
Trust preferred debentures	16,964	318	7.44%	16,921	974	7.70%	16,749	904	7.22%
Total interest-bearing liabilities	4,415,079	12,619	1.13%	4,573,139	39,408	1.15%	4,670,832	27,703	0.79%

Non-interest bearing deposits	1,445,051			1,380,399			1,366,219
Accrued expenses and other liabilities	101,632			101,483			63,682
Total liabilities	5,961,762			6,055,021			6,100,733

Tompkins Financial Corporation Shareholders’ equity	658,159			645,466			584,331
Noncontrolling interest	1,491			1,460			1,459
Total equity	659,650			646,926			585,790

Total liabilities and equity	$6,621,412			$6,701,947			$6,686,523
Interest rate spread			3.10%			3.05%			3.17%
Net interest income/margin on earning assets		53,566	3.43%		158,618	3.37%		159,924	3.38%

Tax equivalent adjustments		(410)			(1,230)			(1,360)

Net interest income per consolidated financial statements		$53,156			$157,388			$158,564

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)
	Quarter-Ended					Year-Ended
Period End Balance Sheet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Dec-18
Securities	$1,282,026	$1,330,719	$1,484,151	$1,474,124	$1,452,788	$1,474,124
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,628,616	4,608,483	4,532,803	4,568,741	4,531,241	4,568,741
Acquired loans and leases (3)	228,457	247,319	256,897	265,198	271,468	265,198
Allowance for loan and lease losses	41,371	40,790	40,328	43,410	41,358	43,410
Total assets	6,627,982	6,654,390	6,738,719	6,758,436	6,746,960	6,758,436
Total deposits	5,369,990	4,988,897	4,989,925	4,888,959	5,025,082	4,888,959
Federal funds purchased and securities sold under agreements to repurchase	50,541	63,978	66,918	81,842	52,875	81,842
Other borrowings	429,000	824,562	923,427	1,076,075	988,515	1,076,075
Trust preferred debentures	16,992	16,949	16,906	16,863	16,820	16,863
Total common equity	658,358	656,201	645,823	619,459	597,636	619,459
Total equity	659,865	657,677	647,267	620,871	599,144	620,871

Average Balance Sheet
Average earning assets	$6,203,078	$6,337,983	$6,350,325	$6,364,113	$6,356,781	$6,342,019
Average assets	6,621,412	6,742,409	6,743,360	6,710,944	6,716,452	6,692,678
Average interest-bearing liabilities	4,415,079	4,638,249	4,668,875	4,606,536	4,644,533	4,654,625
Average equity	659,650	650,079	630,731	606,238	597,211	590,944

Share data
Weighted average shares outstanding (basic)	14,827,114	15,019,710	15,060,175	15,057,673	15,047,405	15,039,229
Weighted average shares outstanding (diluted)	14,887,626	15,085,945	15,136,523	15,135,750	15,144,491	15,132,257
Period-end shares outstanding	14,975,750	15,160,719	15,314,078	15,312,377	15,277,915	15,312,377
Common equity book value per share	$43.96	$43.28	$42.17	$40.45	$39.12	$40.45
Tangible book value per share (Non-GAAP) (10)	$37.40	$36.77	$35.73	$33.98	$32.60	$33.98

Income Statement
Net interest income	$53,156	$52,318	$51,914	$53,236	$53,163	$211,800
Provision for loan/lease losses	1,320	601	445	2,058	272	3,942
Noninterest income	19,534	18,520	19,407	19,858	18,603	77,449
Noninterest expense	45,655	46,070	44,209	47,228	45,133	181,067
Income tax expense	5,478	4,743	5,595	4,866	5,427	21,805
Net income attributable to Tompkins Financial Corporation	20,206	19,392	21,040	18,911	20,902	82,308
Noncontrolling interests	31	32	32	31	32	127
Basic earnings per share (8)	$1.34	$1.27	$1.37	$1.24	$1.37	$5.39
Diluted earnings per share (8)	$1.34	$1.27	$1.37	$1.23	$1.36	$5.35

Nonperforming Assets
Originated nonaccrual loans and leases	$21,404	$16,543	$15,165	$19,340	$17,518	$19,340
Acquired nonaccrual loans and leases	2,164	2,363	2,579	2,856	2,659	2,856
Originated loans and leases 90 days past due and accruing	0	0	0	0	0	0
Troubled debt restructuring not included above	6,528	4,889	5,234	4,395	4,295	4,395
Total nonperforming loans and leases	30,096	23,795	22,978	26,591	24,472	26,591
OREO	888	2,229	1,595	1,595	1,870	1,595
Total nonperforming assets	$30,984	$26,024	$24,573	$28,186	$26,342	$28,186

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Dec-18
Loans and leases 30-89 days past due and
accruing (2)	$3,287	$3,883	$4,193	$7,838	$6,454	$7,838
Loans and leases 90 days past due and accruing (2)	0	0	0	0	0	0
Total originated loans and leases past due and accruing (2)	3,287	3,883	4,193	7,838	6,454	7,838

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)	$232	$493	$474	$67	$1,109	$67
Loans 90 days or more past due	1,219	1,229	1,218	1,316	1,420	1,316
Total acquired loans and leases past due and accruing	1,451	1,722	1,692	1,383	2,529	1,383
Total loans and leases past due and accruing	$4,738	$5,605	$5,885	$9,221	$8,983	$9,221

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$40,689	$40,245	$43,321	$41,289	$41,111	$39,686
Provision for loan and lease losses	1,245	590	480	2,046	208	3,897
Net loan and lease (recoveries) charge-offs	703	146	3,556	14	30	262
Allowance for loan and lease losses (originated
loan portfolio) - balance at end of period	$41,231	$40,689	$40,245	$43,321	$41,289	$43,321

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$101	$83	$89	$69	$114	$85
Provision (credit) for loan and lease losses	75	11	(35)	12	64	45
Net loan and lease (recoveries) charge-offs	36	(7)	(29)	(8)	109	41
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	140	101	83	89	69	89

Total allowance for loan and lease losses	$41,371	$40,791	$40,328	$43,410	$41,358	$43,410

Loan Classification - Originated Portfolio
Special Mention	$41,314	$36,619	$33,689	$28,074	$34,245	$28,074
Substandard	58,873	44,770	35,895	43,963	49,597	43,963
Loan Classification - Acquired Portfolio
Special Mention	261	265	270	452	465	452
Substandard	2,809	2,857	2,830	2,914	3,041	2,914
Loan Classifications - Total Portfolio
Special Mention	41,575	36,884	33,959	28,526	34,710	28,526
Substandard	61,682	47,627	38,725	46,877	52,638	46,877

Ratio Analysis

Credit Quality
Nonperforming loans and leases/total loans and leases (7)	0.62%	0.49%	0.48%	0.55%	0.51%	0.55%
Nonperforming assets/total assets	0.47%	0.39%	0.36%	0.42%	0.39%	0.42%
Allowance for originated loan and lease losses/total originated loans and leases	0.89%	0.88%	0.89%	0.95%	0.91%	0.95%
Allowance/nonperforming loans and leases	137.46%	171.42%	175.51%	163.25%	169.00%	163.25%
Net loan and lease losses annualized/total average loans and leases	0.06%	0.01%	0.30%	0.00%	0.01%	0.01%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

						Year-Ended
Capital Adequacy (period-end)	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Dec-18
Tier 1 Capital (to average assets)	9.43%	9.25%	9.24%	9.05%	8.89%	9.05%
Common Equity Tier 1 Capital (to risk-weighted assets)	12.14%	12.13%	12.19%	11.84%	11.65%	11.84%

Profitability
Return on average assets *	1.21%	1.15%	1.27%	1.12%	1.23%	1.23%
Return on average equity *	12.15%	11.96%	13.53%	12.38%	13.89%	13.93%
Net interest margin (TE) *	3.43%	3.34%	3.34%	3.34%	3.35%	3.37%
* Quarterly ratios have been annualized

Non-GAAP Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the below tables. The Company believes the non-GAAP measures provide meaningful comparisons of our underlying operational performance and facilitate management's and investors' assessments of business and performance trends in comparison to others in the financial services industry. These non-GAAP financial measures should not be considered in isolation or as a measure of the Company's profitability or liquidity; they are in addition to, and are not a substitute for, financial measures under GAAP. The non-GAAP financial measures presented herein may be different from non-GAAP financial measures used by other companies, and may not be comparable to similarly titled measures reported by other companies. Further, the Company may utilize other measures to illustrate performance in the future. Non-GAAP financial measures have limitations since they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP.

Reconciliation of Diluted Earnings Per Share (GAAP) to Adjusted Diluted Earnings Per Share (non-GAAP)
	Quarter-Ended					Year-Ended
	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Dec-18
Net income available to common shareholders	$20,206	$19,392	$21,040	$18,911	$20,902	$82,308
Income attributable to unvested stock-based compensation awards	317	306	349	291	318	1,315
Net earnings allocated to common shareholders (GAAP)	19,889	19,086	20,691	18,620	20,584	80,993
Weighted average shares outstanding (diluted)	14,887,626	15,085,945	15,136,523	15,135,750	15,144,491	15,132,257
Diluted earnings per share (8)	$1.34	$1.27	$1.37	$1.23	$1.36	$5.35
Adjustments for non-operating income and expense:
Gain on sale of real estate, net of tax	0	0	0	0	0	2,227
Write-down of impaired leases, net of tax	0	0	0	0	(388)	(1,915)
Adjusted net income (Non-GAAP) (10)	19,889	19,086	20,691	18,620	20,972	80,681
Weighted average shares outstanding (diluted)	14,887,626	15,085,945	15,136,523	15,135,750	15,144,491	15,132,257
Adjusted diluted earnings per share (Non-GAAP) (10)	$1.34	$1.27	$1.37	$1.23	$1.38	$5.33

Reconciliation of Common Equity Book Value Per Share (GAAP) to Tangible Book Value Per Share (non-GAAP)
Total common equity	$658,358	$656,201	$645,823	$619,459	$597,636	$619,459
Less: Goodwill and intangibles (9)	98,277	98,698	98,694	99,106	99,543	99,106
Tangible common equity (Non-GAAP) (10)	560,081	557,503	547,129	520,353	498,093	520,353
Ending shares outstanding	14,975,750	15,160,719	15,314,078	15,312,377	15,277,915	15,312,377
Tangible book value per share (Non-GAAP) (10)	$37.40	$36.77	$35.73	$33.98	$32.60	$33.98

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Reconciliation of Year to Date Common Equity Diluted Earnings Per Share (GAAP) to Adjusted Diluted Earnings Per Share (non-GAAP)
	Sep-19	Sep-18
Net income available to common shareholders	$60,638	$63,397
Income attributable to unvested stock-based compensation awards	972	1,024
Net earnings allocated to common shareholders (GAAP)	59,666	62,373
Weighted average shares outstanding (diluted)	15,035,780	15,131,018
Diluted earnings per share (8)	$3.97	$4.12
Adjustments for non-operating income and expense:
Gain on sale of real estate, net of tax	0	2,227
Write-down of impaired leases, net of tax	0	(1,915)
Adjusted net income (Non-GAAP) (10)	59,666	62,061
Weighted average shares outstanding (diluted)	15,035,780	15,131,018
Adjusted diluted earnings per share (Non-GAAP) (10)	$3.97	$4.10

(1) Federal Reserve peer ratio as of June 30, 2019, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) "Originated" equals loans and leases not included by definition in "acquired loans".

(3) "Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.

(9) "Goodwill and intangibles" equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.

(10) See "Non-GAAP Measures" above for a discussion of non-GAAP financial measures and a reconciliation of non-GAAP financial measures to the most directly comparable financial measure presented in accordance with GAAP.